UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2014 is attached below.

Energy Development Company

KED Annual Report

November 30, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

January 14, 2015

Dear Fellow Stockholders:

While the investment environment has become increasingly challenging since the end of our fiscal year, we are very pleased with our performance during fiscal 2014 and remain optimistic that we will see the energy markets strengthen over the remainder of 2015. The domestic economy continued to improve during calendar 2014, and the broader equity markets recorded a third consecutive year of double-digit returns, with the S&P 500 index generating a 14% total return. The MLP market, as measured by the Alerian MLP index, also set several new all-time highs during the year, but declined sharply after Thanksgiving as crude oil prices fell and sentiment in the energy sector turned decidedly more negative. Despite the sell-off in November and December, MLPs still generated a total return of 5% for calendar 2014. While we remain very optimistic about the long-term return potential of the MLP sector, there will likely be some strong headwinds during the first half of calendar 2015.

As we have discussed in previous annual letters, the “Shale Revolution” (the development of domestic unconventional resources) has created both challenges and opportunities for energy companies. One key challenge that we have highlighted is the potential for increased production to put pressure on commodity prices, and this year we saw that dynamic play out in the crude oil market. As a result, crude oil, natural gas and natural gas liquids (“NGL”) prices are now all trading at very low absolute levels. While we expect that the prices of these commodities will continue to be under pressure during the first half of the year, we do not believe these low prices are sustainable, and we anticipate a recovery during the second half of calendar 2015.

It is important to remember that the MLP sector, as a whole, is much less impacted by lower commodity prices than any other segment of the energy industry, simply because many MLPs have fee-based activities and very little volume risk. There are, however, certain MLPs that are impacted directly and indirectly by lower commodity prices. These partnerships are generally gathering and processing MLPs with assets concentrated in the unconventional basins. In general, we think that the biggest impact for these MLPs will be that volume growth on their assets will moderate, but volume will not decline. Other MLPs that are negatively affected are those MLPs that are directly tied to drilling activity, such as our investment in Emerge Energy Services, a frac sand producer. We are constantly re-evaluating our models on these partnerships in this ever-changing environment as the upstream companies react to lower commodity prices. Our team of investment professionals has a long record of navigating the full range of commodity price environments, and we believe we are well positioned to identify the MLPs that are best positioned and capitalize on opportunities as they develop.

Portfolio Update and 2014 Performance

Our portfolio continued its transition during fiscal 2014, and as of November 30, 2014, we had converted all of our private MLPs into publicly traded securities. As a result, 100% of our long-term investments were in public equities at year-end. In October, our last private investment in the portfolio, VantaCore Partners LP (“VantaCore”), merged with a subsidiary of Natural Resource Partners L.P. (“NRP”), an MLP that owns coal and oil and gas royalties. KED received NRP common units for its equity interests in VantaCore in this transaction. While we continue our efforts to identify private investment opportunities for KED, it has been challenging over the past few years to find opportunities that meet our investment criteria and that do not otherwise have access to traditional sources of capital. Access to capital may become more challenging for private midstream companies this year in light of the commodity price environment, however, and we are hopeful that there will be more opportunities to deploy capital in private investments in fiscal 2015. In the meantime, we will continue to own public MLPs that offer attractive rates of return.

We are very proud of the Company’s performance during fiscal 2014, especially considering the year-end MLP market sell-off. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. For fiscal 2014, the Company delivered a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

Net Asset Value Return of 18.1%. During the same period, the total return of the Alerian MLP index was 12.9%, a return which KED outperformed by 5.2%. Given our structure as a taxable entity, we are very pleased to have outperformed the Alerian MLP index, which is a non-investable index that does not factor in expenses or corporate taxes.

The Company also increased its quarterly distribution by 5.0% during the year, and has increased its distribution by 75% over the last four years. We are very proud of this record of distribution growth and of the Company’s ability to generate distribution growth well in excess of its peers.

Another metric by which we measure the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 30.2% for fiscal 2014. This measure exceeded our Net Asset Value Return, as our share price went from trading at a discount to NAV of 4.2% on November 30, 2013 to a premium to NAV of 5.6% on November 30, 2014.

MLP Market Update

While MLPs generated a strong total return of 12.9% during the fiscal year, the MLP market declined along with crude oil prices in December. As a result, MLPs delivered a more modest 4.8% total return for calendar 2014. While MLPs have underperformed the broader equity markets for the last few years they have significantly outperformed over the longer-term. Over the last 10 calendar years, MLPs have generated a total return of 265% versus 109% for the S&P 500 index. As we have noted over the years, we believe the primary reason for this strong relative performance is the unique combination of current yield and attractive distribution growth that MLPs, as a group, provide.

During 2014, MLPs also became more attractively valued relative to other income-oriented investments. At the beginning of our fiscal year, the average MLP yield was 5.90%, which represented a 316 basis point premium to the 2.74% yield on 10-year U.S. Treasury Bonds. Contrary to widely held expectations, interest rates fell during the year, despite the Federal Reserve’s termination of its quantitative easing program, and 10-year U.S. Treasury Bonds were yielding 2.19% by November 30, 2014. Over this same time period, the average MLP yield declined to 5.73%, resulting in an expansion in the MLP “spread to Treasuries” from 316 basis points to 353 basis points. So far in fiscal 2015, the spread to Treasuries has widened further and now stands at 456 basis points (as of January 14, 2015).

As noted above, the other driver of MLP total returns is distribution growth. MLPs have consistently increased distributions over time, and we expect they will continue to do so for many years to come. In 2014, distributions grew 7.5% compared to 7.1% in 2013 and 7.3% in 2012. Due to the rapid fall in commodity prices, there is more uncertainty with respect to the amount of distribution growth that can be expected in 2015, but we are relatively confident it will exceed 5%. Even after taking a lower rate of distribution growth into consideration, MLPs look very attractive at current prices relative to other income alternatives.

Capital expenditures, including both acquisitions and new growth projects, drive MLP distribution growth, and calendar 2014 was another strong year. In last year’s letter, we indicated that conditions could be ripe for further consolidation after a flurry of merger and acquisition activity in 2013, and 2014 did not disappoint in this regard. We estimate that MLPs announced a record $171 billion in acquisitions during calendar 2014, including a record five MLP-to-MLP mergers and the $71 billion acquisition by Kinder Morgan, Inc. of its related MLPs (Kinder Morgan Energy Partners and El Paso Pipeline Partners). In addition, we estimate that MLPs spent in excess of $30 billion on organic capital projects during calendar 2014 to construct and expand the midstream infrastructure required to handle growing oil, natural gas and NGL production from the development of unconventional reserves.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

During calendar 2014, MLPs continued to have excellent access to capital, which is critical to funding the significant capital expenditures in the sector. MLPs raised $13 billion in follow-on equity offerings, over $6 billion in at-the-market equity offerings and $37 billion in debt during the year. Calendar 2014 was also another robust year for IPOs in the sector, with 18 IPOs raising $6.4 billion. As a result, there are currently 125 MLPs trading, more than half of which went public in the last four years. In our opinion, the expansion of the sector has been facilitated by the significant inflows of institutional capital into the MLP sector. We estimate that in the last three years nearly $50 billion of new money has come into the sector — a significant sum when considering that the total market capitalization of the MLP sector currently stands at approximately $475 billion.

Energy Market Update

Currently, the biggest story in the energy market is the precipitous drop in crude oil prices. As of this writing, West Texas Intermediate (“WTI”), which is the domestic crude oil benchmark, is trading between $46 to $48 per barrel, down more than 50% from its high in July of $108 per barrel. This steep decline is principally a result of a shift in the market’s expectation for crude oil supply over the next 12 months. In particular, when OPEC decided not to reduce production at its November meeting, the market was confronted with the reality that the crude oil market will be oversupplied during 2015. As we have highlighted in the past, the continued development of shale plays has caused domestic production of crude oil, NGLs and natural gas to increase significantly over the past several years, and the increase in crude oil production has been the most astounding. The EIA estimates that domestic crude oil production averaged 8.7 million barrels per day in calendar 2014, up an unbelievable 3.7 million barrels per day, or 73%, since production troughed in 2008. Substantially all of this production growth came from the development of unconventional oil reserves in plays such as the Bakken Shale, the Eagle Ford Shale and the Permian Basin, and the development of these reserves was encouraged by crude oil prices that were high relative to natural gas prices. Currently, domestic crude oil production is estimated to be approximately 9.2 million barrels per day — slightly less than the level the EIA is projecting for calendar 2015.

At current prices, many of the “non-core” areas in the shale plays generate inadequate returns for upstream companies. In response to falling prices, we have seen domestic upstream companies dramatically cut their capital budgets for 2015 relative to 2014 spending levels, often choosing to focus only on their highest return opportunities. Based on a group of over 50 upstream companies that we track, the average reduction in capex is almost 35%. Many of these companies are still predicting that production will grow in 2015 on a year-over-year basis, even with this slowdown in drilling, but we expect growth to be much more modest when you compare production in the fourth quarter of 2015 to current levels. At the same time, we expect that providers of oilfield services will experience material pressure on prices for their services, which will help to lower costs for upstream companies.

On the demand side, the economy is growing at its fastest rate in years, and lower energy costs are expected to be a net benefit for consumers and businesses. We also expect incremental demand to materialize at current price levels, and so the current downdraft in crude oil prices is a classic, self-correcting commodity price cycle. While we do not expect to see WTI return to $100 per barrel any time in the foreseeable future, we do expect that prices will rise significantly over the course of the year and continue to strengthen into 2016 as both supply and demand respond.

The natural gas market was the first mover in the Shale Revolution and so has experienced lower prices for a longer period of time than the crude oil market. Nonetheless, production continues to grow, as producers continue to drive down costs as technology and drilling techniques improve. In fact, the EIA estimates that natural gas production averaged 70 billion cubic feet per day in 2014, up 5% over 2013, which is the second largest increase in production in the last 20 years. This continued production growth and the resulting low natural gas prices has been a godsend for domestic manufacturers, and by early 2016, the first exports of LNG are expected to ship from the U.S. Gulf Coast. There are a number of midstream companies that are evaluating these

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

LNG liquefaction projects, which are multi-billion dollar capital projects. While we do not believe that all of the announced projects will be built, the fact that we are about to begin exporting natural gas is a prime example of new demand emerging in response to low prices. Further, the projects that are built will be beneficial for the MLP market and should provide support to domestic natural gas prices.

What many people do not realize is that NGL prices are at least as important to the MLP sector as crude oil and natural gas prices are. Like crude oil and natural gas production, NGL production has increased significantly over the last several years (up 66% since 2008), and prices have fallen by over 50% in the last 12 months. Similar to the crude oil and natural gas markets, we expect to see demand growth in the short-term as a result of increased exports of ethane and propane, and in the long-term from newly constructed petrochemical plants that use NGLs as feedstocks.

2015 Outlook

In summary, despite our expectation for a challenging energy market this year (most notably due to lower crude oil prices), our outlook for 2015 and beyond is positive. We have seen that the Shale Revolution will create setbacks for certain energy companies along the way, but we continue to believe that the development of unconventional reserves is a multi-decade, secular growth story and that the development of these reserves will create plentiful growth opportunities for MLPs and other midstream companies. We expect that distribution growth of at least 5% will position the MLP sector to post another year of low double-digit total returns in calendar 2015, and the potential exists for MLPs to generate substantially higher returns in 2015 if the commodity market improves as expected and the negative market sentiment towards energy companies abates. Now, more than ever, we believe it is important to have a team of investment professionals that can discern which companies are best positioned to thrive over the long-term.

We believe the Company is very well positioned to navigate a challenging energy market. The Company’s leverage ratios are at target levels, and the portfolio is well diversified with a strong bias towards midstream MLPs. Though we have seen fewer opportunities to make private investments during the last few years, we will continue to look for suitable private investments in 2015. As always, we plan to remain prudent, long-term investors, and we will wait for private opportunities that satisfy our investment criteria. In the meantime, we have the ability to capitalize on disruptions in the public markets and, where appropriate, take more concentrated positions in public MLPs.

We look forward to continuing to execute our business plan of achieving high after-tax total returns by investing in public MLPs and private midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

TOP TEN HOLDINGS BY ISSUER

(UNAUDITED)

Holding	Public/ Private	Equity/ Debt	Sector	Percent of Long-Term Investments as of
				November 30
				2014	2013
1. Energy Transfer Partners, L.P.	Public	Equity	Midstream	8.6%	4.9%
2. Kinder Morgan, Inc.(1)	Public	Equity	Midstream	8.4	0.4
3. Regency Energy Partners LP(2)	Public	Equity	Midstream	8.3	3.0
4. Williams Partners L.P.(3)	Public	Equity	Midstream	6.6	4.7
5. Enterprise Products Partners L.P.	Public	Equity	Midstream	5.3	5.1
6. MarkWest Energy Partners, L.P.	Public	Equity	Midstream	4.9	3.9
7. Plains GP Holdings, L.P.(4)	Public	Equity	Midstream	4.3	4.2
8. DCP Midstream Partners, LP	Public	Equity	Midstream	4.2	3.6
9. Natural Resource Partners L.P.(5)	Public	Equity	Minerals	4.0	6.2
10. Emerge Energy Services LP	Public	Equity	Frac Sand	3.8	14.0

(1)	On November 26, 2014, Kinder Morgan, Inc. (“KMI”) completed its acquisition of the outstanding equity securities of Kinder Morgan Management, LLC (“KMR”), Kinder Morgan Energy Partners, L.P. (“KMP”) and El Paso Pipeline Partners, L.P. (“EPB”). As of November 30, 2013, our investments in KMI, KMR, KMP and EPB represented 4.9% of long-term investments on a combined basis.

(2)	On March 21, 2014, PVR Partners, L.P. (“PVR”) completed its merger with and into Regency Energy Partners LP (“Regency”). As of November 30, 2013, our investments in Regency and PVR represented 4.9% of long-term investments on a combined basis.

(3)	On October 24, 2014, Williams Partners L.P. (“WPZ”) entered into a merger agreement with and into Access Midstream Partners, L.P. (“ACMP”). At November 30, 2014, our holdings in ACMP represented 2.7% of its long-term investments. The merger is expected to close in early 2015.

(4)	We hold an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option.

(5)	On November 30, 2013, our investment in VantaCore Partners LP (“VantaCore”) represented 6.2% of long-term investments. On October 1, 2014, VantaCore merged with and into a subsidiary of Natural Resource Partners L.P. (“NRP”). We received 1.983 million NRP common units as consideration for our equity interests in VantaCore.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 – Organization).

As of November 30, 2014, we had total assets of $551 million, net assets of $348 million (net asset value of $33.14 per share), and 10.5 million shares of common stock outstanding. As of November 30, 2014, we held $547 million in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2014

Investment Income.    Investment income totaled $1.9 million for the quarter. We received $8.1 million of dividends and distributions during the quarter, of which $6.2 million was treated as a return of capital. We received $0.4 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $3.2 million, including $2.2 million of investment management fees (net of fee waiver of $0.4 million), $0.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.3 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $0.8 million and included a current tax benefit of $0.4 million and a deferred tax benefit of $0.1 million.

Net Realized Gains.    We had net realized gains from investments of $4.6 million after taking into account a current tax expense of $3.1 million and a deferred tax expense of $0.04 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $55.9 million. The net decrease consisted of $88.6 million of unrealized losses from investments and a deferred tax benefit of $32.7 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $52.1 million. This decrease was comprised of net investment loss of $0.8 million, net realized gains of $4.6 million and a decrease in unrealized gains of $55.9 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2014

Investment Income.    Investment income totaled $9.5 million for the year. We received $33.6 million of dividends and distributions during the year, of which $24.1 million was treated as a return of capital. Return of capital was decreased by $1.0 million due to 2013 tax reporting information that we received during fiscal 2014. We received $1.5 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $12.1 million, including $8.3 million of investment management fees (net of fee waiver of $1.4 million), $2.4 million of interest expense (including non-cash amortization of debt issuance costs of $0.6 million) and $1.4 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $1.6 million and included a current tax benefit of $0.8 million and a deferred tax benefit of $0.3 million.

Net Realized Gains.    We had net realized gains from investments of $51.1 million after taking into account a current tax expense of $23.0 million and a deferred tax expense of $7.4 million.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $5.3 million. The net increase consisted of $8.5 million of unrealized gains from investments and a deferred tax expense of $3.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $54.8 million. This increase was comprised of a net investment loss of $1.6 million, net realized gains of $51.1 million and a net increase in unrealized gains of $5.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2014	Fiscal Year Ended November 30, 2014
Distributions and Other Income from Investments
Dividends and Distributions(1)	$8.1	$33.6
Paid-In-Kind Dividends(1)	0.4	1.5

Total Distributions from Investments	8.5	35.1
Expenses
Net Investment Management Fee	(2.2)	(8.3)
Other Expenses	(0.3)	(1.4)
Interest Expense	(0.5)	(1.8)

Net Distributable Income (NDI)	$5.5	$23.6

Weighted Average Shares Outstanding	10.50	10.49
NDI per Weighted Average Share Outstanding	$0.525	$2.248

Adjusted NDI per Weighted Average Share Outstanding(2)	$0.525	$2.100

Distributions paid per Common Share(3)	$0.525	$2.070

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	There were no adjustments to NDI during the three months ended November 30, 2014. Adjusted NDI excludes $1.6 million of non-cash distributions from Common and Preferred A units of VantaCore received for the fiscal year ended November 30, 2014.

(3)	The distribution of $0.525 per share for the fourth quarter of fiscal 2014 will be paid on January 30, 2015. Distributions for fiscal 2014 include the distributions paid in April 2014, July 2014, October 2014 and January 2015.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI and adjusted NDI generated in the current quarter;

•	Expected NDI and adjusted NDI over the next twelve months;

•	The extent to which NDI and adjusted NDI are comprised of non-cash interest and distributions; and

•	Realized and unrealized gains generated by the portfolio.

On January 15, 2015, we declared a quarterly distribution of $0.525 per share for the fourth quarter of fiscal 2014 (a total distribution of $5.5 million). The distribution represents an increase of 1.0% from the prior quarter’s distribution and an increase of 5.0% from the distribution for the quarter ended November 30, 2013.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

From time to time, certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

On August 28, 2014, we entered into a $70 million secured term loan (the “Term Loan”) as part of an amendment to our senior secured credit facility (the “Credit Facility”). All of the proceeds from the Term Loan were used to partially repay amounts borrowed on our $120 million secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and as part of the amendment to the Credit Facility, the maturity date of the Revolving Credit Facility was extended to August 28, 2017.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 7.5% and 12.5%, respectively, of the total borrowing base.

As of November 30, 2014, we had $70 million borrowed on the Term Loan (at an interest rate of 1.51%) and $44 million borrowed on the Revolving Credit Facility (at an interest rate of 1.76%), with $76 million of undrawn capacity on the Revolving Credit Facility. Our total borrowings of $114 million represented 44% of the borrowing base of $258 million (45% of the borrowing base of $255 million attributable to quoted securities). At November 30, 2014, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 406%.

As of January 22, 2015, we had $70 million borrowed on the Term Loan (at an interest rate of 1.52%) and $25 million borrowed on the Revolving Credit Facility (at an interest rate of 1.77%), with $95 million of undrawn capacity on the Revolving Credit Facility. Our total borrowings of $95 million represented 43% of the borrowing base of $221 million (43% of the borrowing base of $219 million attributable to quoted securities). As of this same date, we had $2 million of cash.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 157.0%
Equity Investments(1) — 157.0%
Public MLP and Other Equity — 157.0%
Access Midstream Partners, L.P.(2)	232	$14,538
Alliance Holdings GP, L.P.	43	2,882
Antero Midstream Partners LP(3)	114	3,146
Arc Logistics Partners LP	237	5,216
Atlas Pipeline Partners, L.P.(4)	105	3,448
Buckeye Partners, L.P.	117	8,985
Capital Product Partners L.P.	188	1,467
Capital Product Partners L.P. — Class B Units(5)(6)	606	5,358
Compressco Partners, L.P.	104	2,121
CONE Midstream Partners LP(3)	31	843
Crestwood Equity Partners LP	105	948
Crestwood Midstream Partners LP	902	18,115
DCP Midstream Partners, LP	476	22,823
Dynagas LNG Partners LP	108	1,938
Emerge Energy Services LP(7)	321	20,577
Enable Midstream Partners, LP	54	1,092
Enbridge Energy Management, L.L.C.(8)	47	1,702
Enduro Royalty Trust	144	1,016
Energy Transfer Equity, L.P.	28	1,633
Energy Transfer Partners, L.P.(9)	720	46,895
EnLink Midstream Partners, LP	236	6,581
Enterprise Products Partners L.P.(9)	778	29,045
EV Energy Partners, L.P.	287	8,128
Exterran Partners, L.P.	204	5,048
Foresight Energy LP	154	2,705
Global Partners LP	205	8,555
Golar LNG Partners LP	95	3,112
Höegh LNG Partners LP	18	322
Holly Energy Partners, L.P.	77	2,594
Kinder Morgan, Inc.	1,114	46,077
Legacy Reserves LP	117	2,077
LRR Energy, L.P.	19	213
Magellan Midstream Partners, L.P.	43	3,572
MarkWest Energy Partners, L.P.(7)	377	26,811
Mid-Con Energy Partners, LP	171	2,005
Midcoast Energy Partners, L.P.	390	6,001
Natural Resource Partners L.P. — Unregistered(5)(10)	1,573	17,779
Natural Resource Partners L.P. — Unregistered — units held in escrow(5)(10)	410	4,278
ONEOK Partners, L.P.	435	19,154
Plains All American Pipeline, L.P.(7)	206	10,575
Plains GP Holdings, L.P.(5)(7)(11)	918	23,581
QEP Midstream Partners, LP	67	1,069
Regency Energy Partners LP	1,598	45,517
Shell Midstream Partners, L.P.(3)	91	3,327
Sprague Resources LP	207	4,651
Summit Midstream Partners, LP	261	11,849

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

(amounts in 000’s)

Description	No. of Shares/Units	Value
Public MLP and Other Equity (continued)
SunCoke Energy Partners, L.P.	258	$7,008
Sunoco Logistics Partners L.P.	149	7,158
Tallgrass Energy Partners, LP	150	6,397
Targa Resources Corp.(4)	18	1,997
Targa Resources Partners LP(4)	130	7,147
USA Compression Partners, LP	107	2,037
USD Partners LP(3)	105	1,568
Western Gas Partners, LP	260	18,428
Williams Partners L.P.(2)	694	35,900

Total Long-Term Investments — 157.0% (Cost — $380,388)		547,009

Debt		(114,000)
Current Tax Liability		(1,649)
Deferred Tax Liability		(84,319)
Other Assets in Excess of Other Liabilities		1,455

Net Assets		$348,496

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	On October 24, 2014, Williams Partners L.P. entered into a merger agreement with and into Access Midstream Partners, L.P. The merger is expected to close in early 2015.

(3)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(4)	On October 13, 2014, Targa Resources Partners LP and Targa Resources Corp. entered into agreements to acquire Atlas Pipeline Partners, L.P. and Atlas Energy, L.P., respectively. The acquisitions are expected to close in the first quarter of 2015.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(6)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(7)	The Company believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”) and Plains All American Pipeline, L.P. See Note 5 — Agreements and Affiliations.

(8)	All or a portion of dividends or distributions are paid-in-kind.

(9)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(10)	On October 1, 2014, VantaCore Partners LP (“VantaCore”) merged with and into a subsidiary of Natural Resource Partners L.P. (“NRP”). The Company received 1,983 NRP common units as consideration for its equity interests in VantaCore. These units are unregistered and subject to a 180-day lock-up agreement. Of the 1,983 NRP common units, 410 NRP common units were placed in escrow to cover potential indemnification claims. See Note 3 — Fair Value.

(11)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2014

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $352,538)	$465,465
Affiliated (Cost — $27,850)	81,544

Total investments (Cost — $380,388)	547,009
Cash	1,873
Receivable for securities sold	307
Dividends and distributions receivable	92
Debt offering costs, prepaid expenses and other assets	2,032

Total Assets	551,313

LIABILITIES
Payable for securities purchased	11
Investment management fee payable	2,210
Accrued directors’ fees and expenses	81
Accrued expenses and other liabilities	547
Current income tax liability	1,649
Deferred income tax liability	84,319
Revolving credit facility	44,000
Term loan	70,000

Total Liabilities	202,817

NET ASSETS	$348,496

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,515,990 shares issued and outstanding)	$11
Paid-in capital	204,021
Accumulated net investment loss, net of income taxes, less dividends	(78,912)
Accumulated net realized gains on investments, net of income taxes	118,564
Net unrealized gains on investments, net of income taxes	104,812

NET ASSETS	$348,496

NET ASSET VALUE PER SHARE	$33.14

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2014

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$24,747
Affiliated investments	8,809

Total dividends and distributions	33,556
Return of capital	(24,094)

Total Investment Income	9,462

Expenses
Investment management fees, before investment management fee waiver	9,644
Professional fees	548
Directors’ fees and expenses	300
Administration fees	131
Reports to stockholders	111
Insurance	66
Custodian fees	30
Other expenses	211

Total Expenses — before waiver and interest expense	11,041
Investment management fee waiver	(1,378)
Interest expense and amortization of offering costs	2,463

Total Expenses	12,126

Net Investment Loss — Before Income Taxes	(2,664)
Current income tax benefit	822
Deferred income tax benefit	264

Net Investment Loss	(1,578)

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments — non-affiliated	21,415
Investments — affiliated	60,002
Options	47
Current income tax expense	(22,978)
Deferred income tax expense	(7,384)

Net Realized Gains	51,102

Net Change in Unrealized Gains
Investments — non-affiliated	26,883
Investments — affiliated	(18,431)
Deferred income tax expense	(3,150)

Net Change in Unrealized Gains	5,302

Net Realized and Unrealized Gains	56,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,826

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013
OPERATIONS
Net investment loss, net of tax	$(1,578)	$(1,504)
Net realized gains, net of tax	51,102	3,891
Net change in unrealized gains, net of tax	5,302	80,935

Net Increase in Net Assets Resulting from Operations	54,826	83,322

DIVIDENDS AND DISTRIBUTIONS(1)
Dividends	(21,440)	(18,348)
Distributions — return of capital	—	—

Dividends and Distributions	(21,440)	(18,348)

CAPITAL STOCK TRANSACTIONS
Issuance of 56,079 and 54,781 shares of common stock from reinvestment of dividends and distributions	1,706	1,413

Total Increase in Net Assets	35,092	66,387

NET ASSETS
Beginning of period	313,404	247,017

End of period	$348,496	$313,404

(1)	Distributions paid to common stockholders for the fiscal years ended November 30, 2014 and 2013 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2014

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$54,826
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	24,094
Net realized gains on investments	(81,417)
Net unrealized gains on investments	(8,452)
Purchase of long-term investments	(180,539)
Proceeds from sale of long-term investments	169,886
Decrease in receivable for securities sold	1,626
Decrease in dividends and distributions receivable	201
Amortization of deferred debt offering costs	609
Increase in prepaid expenses and other assets	(17)
Decrease in deferred income tax asset	1,971
Decrease in income tax receivable	594
Decrease in payable for securities purchased	(371)
Increase in investment management fee payable	420
Decrease in accrued directors’ fees and expenses	(3)
Decrease in accrued expenses and other liabilities	(10)
Increase in current income tax liability	1,649
Increase in deferred income tax liability	8,299

Net Cash Used in Operating Activities	(6,634)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under revolving credit facility	(41,000)
Increase in borrowings under term loan	70,000
Costs associated with issuance of credit facility and term loan	(2,227)
Cash distributions paid to stockholders	(19,734)

Net Cash Provided by Financing Activities	7,039

NET INCREASE IN CASH	405
CASH — BEGINNING OF YEAR	1,468

CASH — END OF YEAR	$1,873

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,706.

During the fiscal year ended November 30, 2014, there were $18,700 of federal income taxes paid and $1,213 of state income taxes paid, net of income tax refunds. Interest paid was $1,876.

During the fiscal year ended November 30, 2014, the Company received $6,178 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 21, 2006 through November 30, 2006
	2014	2013	2012	2011	2010	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.96	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	(0.15)	(0.14)	0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	5.38	8.13	2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	5.23	7.99	2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(2.04)	(1.76)	(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—	—	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—	—	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(2.04)	(1.76)	(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$33.14	$29.96	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$34.99	$28.70	$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	30.2%	18.1%	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 21, 2006 through November 30, 2006
	2014	2013	2012	2011	2010	2009	2008	2007

Supplemental Data and Ratios(6)
Net assets, end of period	$348,496	$313,404	$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.7%	2.5%	2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.4	0.5	0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.1	3.0	3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.7	0.8	0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	(0.4)	(0.1)	—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.4	3.7	3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	9.0	17.1	5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	12.4%	20.8%	9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.4)%	(0.5)%	0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	15.2%	29.2%	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	31.4%	38.4%	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$360,463	$284,880	$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,489,146	10,430,618	10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the revolving credit facility and term loan	$96,063	$77,786	$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	405.7%	468.7%	443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$9.16	$7.46	$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

In January 2015, the Company began providing adjusted net asset value on a weekly basis. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a weekly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including PIPE investments) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s weekly balance sheet but does not update the value of any non-traded securities in private companies in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis. New private investments made during a quarter will be valued by senior management of KAFA.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2014, the Company held 14.6% of its net assets applicable to common stockholders (9.3% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2014 was $50,996. See Note 3 — Fair Value and Note 9 — Restricted Securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2014, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2014, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

I. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from its public MLPs will be treated as a return of capital, with the exception of Emerge Energy Services LP (no return of capital) and Natural Resource Partners L.P. (25% return of capital). As a result, distributions from its public MLPs are 76%.

The Company estimates that 37% of the distributions received from its private MLP (VantaCore Partners LP (“VantaCore”) will be a return of capital. VantaCore was a private MLP unit it merged with Natural Resource Partners L.P., a public MLP, in October 2014. Such estimates for public or private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 6 — Income Taxes.

Fiscal Year Ended November 30, 2014
Distributions from private MLPs	$3,875
Distributions from public MLPs and dividends from other public equity investments	29,681

Total dividends and distributions from investments	33,556

Distributions from private MLPs — % return of capital	37%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	76%
Total dividends and distributions — % return of capital	72%
Return of capital — attributable to net realized gains (losses)	$1,612
Return of capital — attributable to net change in unrealized gains (losses)	22,482

Total return of capital	$24,094

During the fiscal third quarter of 2014, the Company received 2013 tax reporting information that was used to decrease its prior year return of capital estimate by a total of $982. Of this amount, a decrease of $699 related to the Company’s private investment (VantaCore) and a decrease of $283 related to the Company’s public portfolio investments.

For the fiscal year ended November 30, 2014, the Company estimated the return of capital portion of distributions received to be $25,076 (75%). This amount was decreased by $982 due to the 2013 tax reporting information. As a result, the return of capital percentage for the fiscal year ended November 30, 2014 was 72%.

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2014, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

non-cash distributions. During the fiscal year ended November 30, 2014, the Company received the following paid-in-kind and non-cash dividends and distributions.

Fiscal Year Ended November 30, 2014
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	$140
Kinder Morgan Management, LLC	1,400

1,540

Non-cash distributions
Energy Transfer Partners, L.P.	1,961
Enterprise Products Partners L.P.	1,124
VantaCore Partners LP	1,553

4,638

Total paid-in-kind and non-cash dividends and distributions	$6,178

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The characterization of the distributions paid to common stockholders as either a dividend (ordinary income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2014, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2010 remain open and subject to examination by the federal and state tax authorities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2014, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$547,009	$496,013	$—	$50,996

The Company did not have any liabilities that were measured at fair value on a recurring basis at November 30, 2014. For the fiscal year ended November 30, 2014, there were no transfers between Level 1 and Level 2.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2014.

Equity Investments
Balance — November 30, 2013	$54,811
Realized gains (losses)	—
Unrealized gains (losses), net	(6,009)
Purchase	641
Issuances	1,553
Transfers out to Level 1 and 2	—

Balance — November 30, 2014	$50,996

The $6,009 of net unrealized losses relate to investments that are still held at November 30, 2014, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains.

The purchase of $641 relates to the Company's additional investment in VantaCore Partners LP (“VantaCore”) (Class B Preferred Units), which was made in February 2014. The issuance of $1,553 relates to additional units received from VantaCore (Class A Preferred Units) as non-cash distributions during the first and second fiscal quarters of 2014.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP completed its initial public offering in October 2013 and in connection with the offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP. During the 15-month lock-up period, the Company valued its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity. On January 21, 2015, the lock-up expired, and, as a result, the Company will no longer value its investments in PAA GP at a discount after such date.

On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. As result of the transaction, which closed on October 1, 2014, the Company received 1,982,526 common units representing limited partner interests in NRP as consideration for its equity interests in VantaCore. Of this amount, 409,617 common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 50% of the units remaining in escrow will be released, with the balance to be released six months thereafter. In connection with the transaction, the Company also agreed to a six-month lock-up on the NRP units. During the six-month lock-up period, the Company values its investment in NRP as a PIPE investment based on the public market value of NRP less a discount because of the lack of liquidity. In addition, for the period of time the Company has units held in escrow, the Company further reduces the value of the investment based on the Company’s estimate of potential claims against the escrow.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2014:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$41,360	- Discount to publicly-traded	- Current discount	1.1%	5.3%	2.9%
public companies (PIPE) — valued based on a discount to market value		securities

Equity securities of	4,278	- Discount to publicly-traded	- Current discount	5.3%	5.3%	5.3%
public companies (PIPE) — valued based on a discount to market value and estimated claims(1)		securities - Estimated claims against escrow	- Share of estimated claims against escrow	$352	$352	$352

Equity securities of	5,358	- Convertible pricing model	- Credit spread	7.5%	8.0%	7.8%
public companies —			- Volatility	27.5%	32.5%	30.0%
valued based on pricing model			- Discount for marketability	8.0%	8.0%	8.0%

Total	$50,996

(1)	Fair value is after a reduction in value to account for the current discount and the Company’s estimate of potential claims against the escrow account.

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2014, the Company had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	98.7%
Equity securities	100.0%
Securities of MLPs(1)	88.8%
Largest single issuer	8.6%
Restricted securities	9.3%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On January 15, 2015, with the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act), the Company amended and extended its investment management agreement with KAFA for an additional year through November 30, 2015. The fee waiver agreement in effect immediately prior to the renewal of the investment management agreement, which reduces the management fee from an annual rate of 1.75% of average total assets to 1.50%, remained in place through the end of fiscal 2014. Effective December 1, 2014, that fee waiver agreement will provide for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s portfolio that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total investments, then for every 1% by which those public investments exceed 25% of the Company’s total investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver will be determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company. The Company’s management fees for the fiscal year ended November 30, 2014 were $8,266, net of management fee waivers of $1,378. The Company paid management fees at an annual rate of 1.50% of the Company’s average quarterly total assets (as defined in the investment management agreement).

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2014, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

VantaCore Partners LP — On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of NRP, a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and the Company received 1,982,526 NRP common units as consideration for its equity interests in VantaCore. One of the Company’s Senior Vice Presidents served as Chairman of the board of directors of the general partner for VantaCore until October 1, 2014. Although the Company did not own any interest in the general partner of VantaCore, it believes that it was an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner until October 1, 2014. NRP is not an affiliate of the Company after the closing of this transaction.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the fiscal year ended November 30, 2014, the Company paid $18,700 of federal income taxes and $1,213 of state income taxes, net of refunds. At November 30, 2014, the Company had a current income tax liability of $1,649. The liability is the result of the Company’s current year to date estimated current income tax expense ($22,156) exceeding its estimated income tax payments of $19,913 and its receivable related to the capital loss carryforward ($594) at November 30, 2013. During fiscal 2014, the Company changed its state tax rate from 1.8% to 2.15% (net of federal benefit), based on updated apportionment data and state tax law changes.

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of November 30, 2014
Current income tax liability	$(1,649)

Deferred tax asset:
Organizational costs	$12
Deferred tax liabilities:
Net unrealized gains on investment securities	(84,331)

Total net deferred tax liability	$(84,319)

The Company utilized all of its estimated federal and state net operating loss carryforwards of $5,358 and $5,328, respectively (amounts as of November 30, 2013), during fiscal 2014.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

Fiscal Year Ended November 30, 2014
Computed federal income tax at 35%	$(30,538)
State income tax, net of federal tax	(1,825)
Effect of change in state tax rate (0.35% increase)	(704)
Other, net	641

Total income tax expense	$(32,426)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2014, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year end November 30, 2010 remain open and subject to examination by the federal and state tax authorities.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

As of November 30, 2014, the identified cost of investments for federal income tax purposes was $327,849. The cost basis for federal income tax purposes is $52,539 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of November 30, 2014
Gross unrealized appreciation of investments	$225,073
Gross unrealized depreciation of investments	(5,913)

Net unrealized appreciation of investments	$219,160

7.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2014 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2013	—	$—
Options written	560	87
Options subsequently repurchased(1)	(270)	(30)
Options exercised	(20)	(6)
Options expired	(270)	(51)

Options outstanding at November 30, 2014	—	$—

(1)	The price at which the Company subsequently repurchased the options was $33, which resulted in a net realized loss of $3.

The Company did not have any derivative instruments outstanding as of November 30, 2014. The following table sets forth the effect of the Company's derivative instruments on the Statement of Operations:

		For the Fiscal Year Ended November 30, 2014
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Call options written	Options	$47	$—

8.	Investment Transactions

For the fiscal year ended November 30, 2014, the Company purchased and sold securities in the amounts of $180,539 and $169,886 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2014, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Product Partners L.P.
Class B Units	(2)	(3)	606	$4,530	$5,358	$8.84	1.5%	1.0%
Natural Resource Partners L.P.(4)
Common Units	10/1/14	(3)	1,573	20,008	17,779	11.30	5.1	3.2
Common Units — held in escrow	10/1/14	(3)	410	5,209	4,278	10.44	1.2	0.8
Plains GP Holdings, L.P.
Common Units	(2)	(5)	918	3,145	23,581	25.69	6.8	4.3

Total				$32,892	$50,996		14.6%	9.3%

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the fiscal year ended November 30, 2014 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On October 1, 2014, VantaCore merged with and into a subsidiary of NRP. The Company received 1,982,526 NRP common units as consideration for its equity interests in VantaCore. These units are unregistered and subject to a 180-day lock-up agreement. Of the 1,982,526 NRP common units, 409,617 NRP common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 50% of the units remaining in escrow will be released, with the balance to be released six months thereafter.

(5)	The Company holds an interest in PAA GP, which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. The Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expired on January 21, 2015). See Note 3 — Fair Value.

10.	Revolving Credit Facility and Term Loan

On August 28, 2014, the Company entered into a $70,000 secured term loan (the “Term Loan”) as part of an amendment to its senior secured credit facility (the “Credit Facility”). All of the proceeds from the Term Loan were used to partially repay amounts borrowed on the Company’s $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and as part of the amendment to the Credit Facility, the maturity date of the Revolving Credit Facility was extended to August 28, 2017.

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 7.5% and 12.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of November 30, 2014, $70,000 was borrowed on the Term Loan (at an interest rate of 1.51%) and $44,000 was borrowed on the Revolving Credit Facility (at an interest rate of 1.76%), with $76,000 of undrawn capacity on the Revolving Credit Facility. Total borrowings of $114,000 represented 44% of the borrowing base of $257,574 (45% of the borrowing base of $255,163 attributable to quoted securities). At November 30, 2014, the Company’s asset coverage ratio under the 1940 Act was 406%.

As of November 30, 2014, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the fiscal year ended November 30, 2014 were as follows:

Shares outstanding at November 30, 2013	10,459,911
Shares issued through reinvestment of distributions	56,079

Shares outstanding at November 30, 2014	10,515,990

12.	Subsequent Events

On January 15, 2015, the Company declared its quarterly distribution of $0.525 per common share for the fourth quarter of fiscal 2014 for a total of $5,521. The distribution will be paid on January 30, 2015.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson Energy Development Company (the “Company”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 23, 2015

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 30, 2014 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through October 2, 2015.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various materials from the Adviser, including, but not limited to, (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies and business development companies (“BDCs”) that follow investment strategies similar to those of the Company; (iv) information regarding the proposed waiver of a portion of the management fee payable to the Adviser, which will be calculated based on the Company’s mix of investments; (v) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company, as well as applicable indexes; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the significant resources dedicated to monitoring the Company’s private investments, the large and experienced team of investment, accounting, administrative, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its research and coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track record in identifying and executing on key investment themes and in sourcing and negotiating private investments in public equity (PIPE) and other private investments for the Company as well as the Company’s best-in-class access to investments, financing and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another registered investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil a few years ago and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as various indexes specialized in energy-related investments. The comparative information showed that the performance of the Company compares favorably to other similar closed-end funds and the specialized indexes whether in terms of long-term performance (approximately 4-year period), intermediate-term performance (approximately 2-year period), or short-term performance (most recently completed fiscal quarter). The Independent Directors also considered the fact that the Company has consistently outperformed other master limited partnership (“MLP”) closed-end funds and the specialized indexes over the last five years. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently satisfactory compared to other closed-end funds that focus on investments in energy-related MLPs and that the Company has generated strong returns for investors. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board of Directors during the year. The Independent Directors considered the investment performance of other registered investment companies managed by the Adviser but noted that they are of limited value because of various differences in strategy and structure between the Company and the other registered investment companies. The Independent Directors did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of other peer MLP closed-end funds and believed such comparisons to be acceptable to the Company. The Independent Directors noted that given the Company’s hybrid portfolio strategy, it is appropriate to consider the Company’s management fee as compared to BDCs following similar investment strategies. They observed that the Company’s management fee is in line with the BDC peer group but that the Company’s expenses are lower and the Company does not have an incentive fee. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Board of Directors considered the greater risks and burdens associated with managing the Company and noted that the comparison to the Other Accounts had limited value given the differences in strategy between, and the substantial differences in services provided to, the Company and such Other Accounts. The Adviser’s successful handling of the past market downturn and related leverage challenges, its track record in managing tax issues in rising and declining markets, its robust valuation process for private investments, its long standing relationships with management teams in the energy space, and its successful pricing and timing strategies related to the financing for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable. The Independent Directors noted that the Adviser has contractually agreed to waive a portion of its management fee, which waiver will range between 0.00% to 0.50% depending on the portion of the Company’s portfolio that consists of public investments.

The Independent Directors also considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined over the past several years and noted that the Adviser added professionals to its already robust and high-quality team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. The Independent Directors acknowledged the Adviser’s various efforts to control and reduce operating expenses of the Company, which in part are related to the scale of all the affiliated registered investment companies managed by the Adviser. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs and profitability, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment and compliance professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company. The Independent Directors also noted that they would monitor and review further growth of the Company to remain comfortable with the applicable sharing of future economies of scale.

Based on the review by the Board of Directors, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board of Directors concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: • Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2006	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

• KMF

• Targa Resources Partners LP
(midstream MLP)

• Magellan Midstream Partners, L.P.
(midstream MLP)

Prior:

• Peregrine Midstream Partners LLC
(natural gas storage)

• Seaspan Corporation
(containership chartering)

• TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since 2006	Senior Vice President Finance and Treasurer of Anadarko Petroleum Corporation since 2012; Vice President Special Projects from 2009 to 2012; Vice President Corporate Development from 2006 to 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: • KMF • Boys & Girls Clubs of Houston • Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since 2006	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994. Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013.

Current:

• KMF

Prior:

• Copano Energy, L.L.C.
(midstream MLP)

• Pacific Energy Partners, L.P.
(midstream MLP)

• GenOn Energy, Inc.
(electricity generation and sales)

• TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of the Company since inception. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

• KYN

• KYE

• KMF

• Emerge Energy Services LP
(frac sand MLP)

• Range Resources Corporation
(oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P.
(coal mining)

• Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

• International Resource Partners LP
(coal mining)

• K-Sea Transportation Partners LP
(marine transportation MLP)

• ProPetro Services, Inc.
(oilfield services)

James C. Baker(2) (born 1972)	Director, Executive Vice President. 3-year term as a director (until the 2016 Annual Meeting of Stockholders)/served since 2013. Elected annually as an officer/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	Prior: • K-Sea Transportation Partners LP (marine transportation MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex includes KYN, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	Mr. McCarthy and Mr. Baker are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Non-Director Officers

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since inception	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2006	Managing Director KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Prior: • VantaCore Partners LP (aggregates)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA from 2005 to 2006. Vice President of KYN, KYE and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2014	Chief Compliance Officer of KACALP and KAFA since 2012 and of KYN, KYE, KMF and KA Associates, Inc. (broker-dealer) since December 2013.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004; KYE since 2005 and KMF since August 2010.	None

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and Executive Vice President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Richey, and Thacker are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2014, and (ii) fiscal year ended November 30, 2013.

	2014	2013
Audit Fees	$200,620	$217,200
Audit-Related Fees	—	—
Tax Fees	187,000	181,400
All Other Fees	—	—

Total	$387,620	$398,600

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2014 and 2013 were $187,000 and $181,400, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $894,000 and $0 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2014 and 2013, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R, Cordes (Chair), Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.

Item 6. Investments.

(a) Please see the Schedule of Investments contained in the KED Annual Report for the fiscal year ended November 30, 2014 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s President, Chief Executive Officer and co-portfolio manager since September 2006 and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and Assistant Secretary, Assistant Treasurer and co-portfolio manager (since June 2004) and a Senior Managing Director of Kayne Anderson (since 2004). He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000.

In addition to the closed-end funds, Mr. Frey manages approximately $7 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$10,232	2	$1,761	2	$172
J.C. Frey	5	$10,960	15	$5,755	14	$1,444

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,761	2	$172
J.C. Frey	—	N/A	13	$5,578	2	$138

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2014, Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2014, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: over $1,000,000

J.C. Frey: $500,001-$1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of the Registrant’s equity securities.

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)	Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)	Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: January 23, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 23, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: January 23, 2015	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.